UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

November 20, 2013 (November 15, 2013)

Date of Report (Date of earliest event reported)

CRESTWOOD EQUITY PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-34664	43-1918951
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Louisiana Street, Suite 2060

Houston, Texas 77002

(Address of principal executive offices)

(832) 519-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On November 15, 2013, Crestwood Equity GP LLC (the “General Partner”) entered into Director Indemnification Agreements with each of the directors of the General Partner. These agreements require the General Partner to indemnify each director and to advance expenses on behalf of each such director to the fullest extent permitted by applicable law. These agreements shall be in addition to any other rights each director may be entitled to under the Fourth Amended and Restated Agreement of Limited Partnership of Crestwood Equity Partners LP (the “Partnership”) dated June 19, 2013, as amended, the Certificate of Limited Partnership of the Partnership dated March 7, 2001, as amended, and the First Amended and Restated Limited Liability Company Agreement of the General Partner dated September 27, 2012, as amended, and applicable law.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESTWOOD EQUITY PARTNERS LP

	By:	Crestwood Equity GP LLC, its General Partner

Date: November 20, 2013	By:	/s/ Michael J. Campbell
Michael J. Campbell Senior Vice President and Chief Financial Officer

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